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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)     MAY 7, 2007

                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           001-9930                                     25-0716800
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    (Commission File Number)                (IRS Employer Identification No.)

           1200 STATE FAIR BOULEVARD
              SYRACUSE, NEW YORK                          13221-4737
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

            On May 7, 2007, The Penn Traffic Company ("Penn Traffic" or the "Company") issued a press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 8.01   OTHER EVENTS

            In an amended Schedule 13D, dated May 4, 2007, filed by Bay Harbour Management, L.C., Bay Harbour Master Ltd. and Trophy Hunter Investments, Ltd. (collectively, the "Bay Harbour Group"), the Bay Harbour Group stated that it had "suggested that [Penn Traffic] increase the number of directors and elect a designee of the [Bay Harbour Group] to fill the vacancy, which [Penn Traffic] has refused to do on terms satisfactory to the [Bay Harbour Group]."

            By letter dated April 23, 2007 from Bob Kelly, Chairman of the Board of Penn Traffic, to Bay Harbour Management, L.C. ("Bay Harbour"), a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein, Penn Traffic expressly invited a representative of Bay Harbour to serve on the Board of Directors of Penn Traffic. As a condition to providing Bay Harbour's board designee with confidential information regarding the Company (which the designee would receive as a member of the Penn Traffic Board), the Company requested that Bay Harbour first enter into a customary confidentiality agreement. Thus far, Bay Harbour has declined to enter into such an agreement.

            In light of Bay Harbour's significant ownership position in Penn Traffic, the Penn Traffic Board believes that providing Bay Harbour with access to the Company's confidential information, without restricting the actions that Bay Harbour may take once it receives such information, would not be in the best interest of all of Penn Traffic's stockholders.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (d) The following are attached as exhibits to this Current Report on Form 8-K:

         EXHIBIT    DESCRIPTION
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         99.1       Press Release dated May 7, 2007.

         99.2 Letter, dated April 23, 2007, from Bob Kelly, Chairman of the Board of Penn Traffic, to Bay Harbour.



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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                             THE PENN TRAFFIC COMPANY



                                             By:  /s/ Daniel J. Mahoney
                                                  -----------------------------
                                                  Name:   Daniel J. Mahoney
                                                  Title:  VP, General Counsel

Dated:  May 7, 2007





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                                 EXHIBIT INDEX


         EXHIBIT    DESCRIPTION
         -------    -----------
         99.1       Press Release dated May 7, 2007.

         99.2 Letter, dated April 23, 2007, from Bob Kelly, Chairman of the Board of Penn Traffic, to Bay Harbour.